Equity Method Investments - Schedule of Summarized Financial Information, as Provided to the Company by the Investee (Details) - Investment in Laboratory Services MSO, LLC [Member] - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Schedule of Summarized Financial Information, as Provided to the Company by the Investee [Line Items]
Current assets	$ 2,917,880	$ 4,930,254
Noncurrent assets	4,509,185	5,228,044
Current liabilities	611,391	828,713
Noncurrent liabilities	4,346,725	4,104,183
Equity	$ 2,468,949	$ 5,225,402